UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Becker Farm Road, Suite 103, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 8, 2016, Emisphere Technologies, Inc., a Delaware corporation (the “Company”), entered into the following agreements: (a) an Agreement (the “Agreement”) by and among the Company and (i) MHR Capital Partners Master Account LP, a limited partnership organized in Anguilla, British West Indies (“Master Account”), (ii) MHR Capital Partners (100) LP, a Delaware limited partnership (“Capital Partners (100)”), (iii) MHR Institutional Partners II LP, a Delaware limited partnership (“Institutional Partners II”) and (iv) MHR Institutional Partners IIA LP, a Delaware limited partnership (“Institutional Partners IIA,” each of Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA shall be referred to herein as the “MHR Funds”), (b) Amendment No. 4 (“Amendment No. 4”) to the Development and License Agreement dated June 21, 2008 (the “Original Agreement”) by and among the Company and NOVO NORDISK A/S (“Novo Nordisk”), as amended by the Amendment to the Original Agreement, effective as of November 13, 2008 (“Amendment No. 1”), Side Letter to the Original Agreement, dated March 9, 2009 (the “Side Letter”), Amendment No. 2 to the Original Agreement, effective as of April 26, 2013 (“Amendment No. 2”) and Amendment No. 3 to the Original Agreement, effective as of October 13, 2015 (“Amendment No. 3” and, collectively with the Original Agreement, Amendment No. 1, the Side Letter and Amendment No. 2, the “GLP-1 Agreement”), by and among the Company, Novo Nordisk and the MHR Funds, and (c) a Waiver (the “Waiver”) by the MHR Funds to the Company. The transactions contemplated by the Agreement, Amendment No. 4 and the Waiver are collectively referred to herein as the “Amendment and Waiver Transaction.”

Pursuant to the terms of Amendment No. 4, the GLP-1 Agreement is amended to provide that, among other things, Novo Nordisk will pay directly to the MHR Funds a portion of any royalties payable to the Company under the terms of the GLP-1 Agreement equal to .5% on net sales for any licensed product subject to the GLP-1 Agreement.

Pursuant to the terms of the Agreement, among other things, (a) upon the first commercial sale of a product licensed under the GLP-1 Agreement in the United States or the European Union (the “First Commercial Sale”), the outstanding principal amount under the Loan Agreement, dated as of August 20, 2014, by and between the Company and the MHR Funds (the “Loan Agreement”), shall be reduced by $7,000,000, (b) any sale or other disposition of all or any portion of the Company’s business or assets relating to products containing the Company’s proprietary SNAC delivery agent in combination with Vitamin B12 (a “Designated Product”) are acknowledged to constitute an asset sale that would require the consent of the MHR Funds pursuant to both the Loan Agreement and the Second Amended and Restated 13% Senior Secured Convertible Notes, dated as of August 20, 2014, by the Company in favor of each of the MHR Funds (the “Convertible Notes”), and (c) upon termination of the GLP-1 Agreement (x) at any time prior to the First Commercial Sale, (y) at any time within thirty (30) months after the First Commercial Sale (such period, the “Marketing Period”) or (z) at any time after the Marketing Period if, prior to termination, there is, within one year of such termination, (I) a failure to obtain or maintain regulatory approval for a product licensed under the GLP-1 Agreement or (II) any adverse safety or efficacy issues arising in connection with the use of a licensed product that results in the withdrawal of the Licensed Product or any action by a

Regulatory Authority, then the MHR Funds shall have the right to receive a royalty of 0.5% on net sales by Novo Nordisk of any single product incorporating any of the Company’s proprietary delivery agents for which royalties on net sales are payable (the “Assigned Royalty”) under any existing or future agreement with Novo Nordisk (the “Novo Nordisk License Agreement”). Pursuant to the Agreement, the MHR Funds shall, from time to time and at any time, elect which single product licensed under any Novo Nordisk License Agreement to which the Assigned Royalty should apply (such election, the “Royalty Assignment Election”). Pursuant to the terms of the Agreement, the Company shall pay all fees and expenses of the MHR Funds incurred in connection with the Amendment and Waiver Transaction.

Pursuant to the terms of the Waiver, among other things, (a) the MHR Funds irrevocably waives the requirements under (i) the Loan Agreement, (ii) the Convertible Notes, (iii) the Second Amended and Restated Convertible Reimbursement Promissory Notes, dated as of August 20, 2014, by the Company in favor of the MHR Funds (the “Reimbursement Notes”) and (iv) the Second Amended and Restated Senior Secured Convertible Bridge Promissory Notes, dated as of August 20, 2014, by the Company in favor of each of the MHR Funds (“Bridge Notes”), in each case that obligate the Company to mandatorily prepay (the “Prepayment Obligations”) amounts outstanding thereunder following receipt of Extraordinary Cash Proceeds or Cash Proceeds (the Extraordinary Cash Proceeds and Cash Proceeds collectively, the “Proceeds”) solely with respect to $14 million received by the Company from Novo Nordisk in connection with entry into Amendment No. 3, (b) subject to (c) and (d) below, the MHR Funds irrevocably waive the Prepayment Obligations for Proceeds received by the Company prior to the earlier of (x) October 31, 2018, and (y) the date immediately following the date that the Company receives Proceeds during any consecutive 12 month period in excess of $5,000,000 in the aggregate, (c) the MHR Funds do not waive any Prepayment Obligation with respect to Proceeds received by the Company in connection with any sale, license or disposition of all or any portion of the Company’s business or assets related to a Designated Product; (d) if Proceeds received by the Company during any consecutive 12 month period exceed $5,000,000 in the aggregate, the Company shall be required to mandatorily prepay 50% of such Proceeds that exceed $5,000,000; (e) the MHR Funds irrevocably waive any rights to and payments of the Net Sales Royalty for the year ended December 31, 2015; and (f) the MHR Funds irrevocably waives any event of default under the Loan Agreement and Convertible Notes that, in either case, results from the Company’s failure to meet any Eligen B12 Net Sales Milestone specified in the Loan Agreement and Convertible Notes. Capitalized terms used in the foregoing paragraph have the respective meanings ascribed thereto in the Waiver, unless otherwise defined herein.

The foregoing summaries of Amendment No. 4, the Agreement and the Waiver do not purport to be complete and are qualified in their entirety by the full text of Amendment No. 4, the Agreement and the Waiver, respectively, each of which is attached hereto.

A copy of the Company’ s press release, dated December 9, 2016, announcing the Amendment and Waiver Transaction, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Copies of the Convertible Notes, Reimbursement Notes, Bridge Notes and Loan Agreement were filed by the Company in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, and a summary of their material terms was filed in the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2014.

Copies of the Original Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, and a summary of their material terms, were filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, Current Report on Form 8-K filed with the SEC on April 30, 3013, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Waiver, dated December 8, 2016, by the MHR Funds

10.1	Agreement, dated December 8, 2016, by and among the Company and the MHR Funds

10.2	Amendment No. 4 to the Development and License Agreement, dated December 8, 2016, by and among the Company, the MHR Funds and Novo Nordisk

99.1	Press Release of Emisphere Technologies, Inc., issued December 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

December 9, 2016	By:	/s/ Alan L. Rubino
Name: Alan L. Rubino
Title: President & Chief Executive Officer